Subsequent Events (Details) - Subsequent Event [Member]	Jan. 07, 2019 USD ($) $ / shares shares
Subsequent Events (Textual)
Subsequent events,description	The Company sold additional 270,000 common shares at $4 per share. Net proceeds raised by the Company amounted to $993,600 after deducting underwriting discounts. As a result, the Company raised a total of $7,472,401 from the issuance of 2,070,000 shares of common stock in January 2019.
Common shares offered | shares	1,800,000
Common shares per share | $ / shares	$ 4
Net proceeds from initial public offering	$ 6,478,801
Escrow deposit	500,000
Potential indemnification obligations	$ 500,000